UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Extreme Networks, Inc.

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on November 5, 2020.  Meeting Information  EXTREME NETWORKS, INC.   Meeting Type: Annual Meeting For holders as of: September 14, 2020  Date: November 5, 2020 Time: 11:00 AM Eastern time  Location:  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/EXTR2020.  The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/EXTR2020 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX   (located on the following page).  EXTREME NETWORKS, INC.  6480 VIA DEL ORO SAN JOSE, CA 95119  You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  D23117-P44150  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before October 22, 2020 to facilitate timely delivery.  How To Vote  D23118-P44150  Please Choose One of the Following Voting Methods  Vote By Internet:   Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/EXTR2020. Have the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following:  1. Elect seven directors to the Board of Directors for a one-year term:   Nominees:   01) Charles P. Carinalli   02) Kathleen M. Holmgren   03) Rajendra Khanna   04) Edward H. Kennedy   05) Edward B. Meyercord   06) John C. Shoemaker   07) Ingrid J. Burton  The Board of Directors recommends you vote FOR proposals 2, 3 and 4.  2. Advisory vote to Approve Executive Compensation.  3. Ratify the Appointment of Independent Auditors for the Fiscal Year ending June 30, 2021.  4. Ratify Amendment No. 8 to the Company's Amended and Restated Rights Agreement to extend the agreement until May 31, 2021.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  D23119-P44150

D23120-P44150